UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 23, 2004 (November 22, 2004)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 22, 2004 Range Resources Corporation (the “Company”) and First Reserve Fund IX, L.P., a Delaware limited partnership, Robertson Investment Trust LLC, a Delaware limited liability company, Donald E. Vandenberg, Richard M. Brillhart, Jeremy H. Grantham, Charles Ian Landon (collectively, the “Sellers”), entered into a Stock Purchase Agreement pursuant to which the Company will purchase 100% of the issued and outstanding shares of common stock of PMOG Holdings, Inc., a Delaware corporation (“Pine Mountain”) held by the Sellers (the “Stock Purchase”). The parties anticipate the closing of the transactions contemplated by the Stock Purchase Agreement to occur on or about December 17, 2004 but no later than December 23, 2004. The Company currently estimates that it will pay cash consideration of approximately $219 million at the closing; which amount is subject to further upward and/or downward adjustment under certain circumstances.

     The Stock Purchase Agreement has been approved by the Board of Directors of the Company and the transactions contemplated thereby are subject to customary closing conditions. The foregoing description of the proposed Stock Purchase does not purport to be complete.

     Other than the Stock Purchase, there is no material relationship between the Company or its affiliates and the Sellers.

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits.

Exhibit
Number	Description
99.1*	Press Release dated November 23, 2004.

     *Filed herewith.

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     Certain information included in this report contains certain statements (other than statements of historical fact) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used herein, the words “budget,” “budgeted,” “assumes,” “should,” “goal,” “anticipates,” “expects,” “believes,” “seeks,” “plans,” “estimates,” “intends,” “projects” or “targets” and similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements. Where any forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe these assumptions or bases to be reasonable and to be made in good faith, assumed facts or bases almost always vary from actual results and the difference between assumed facts or bases and the actual results could be material, depending on the circumstances. It is important to note that our actual results could differ materially from those projected by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable and such forward-looking statements are based upon the best data available at the date this report is filed with the SEC, we cannot assure you that such expectations will prove correct. Factors that could cause our results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: production variance from expectations, volatility of oil and gas prices, hedging results, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, environmental risks, uncertainties about estimates of reserves, competition, litigation, government regulation, political risks, our ability to implement our business strategy, costs and results of drilling new projects, mechanical and other inherent risks associated with oil and gas production, weather, availability of drilling equipment and changes in interest rates. All such forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: November 23, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press Release dated November 23, 2004.

*Filed herewith.

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